Exhibit 10.1.50

PURCHASE AGREEMENT

PURCHASE AGREEMENT (this “Agreement”), dated as of November 6, 2020, between gogo intermediate holdings llc, a Delaware limited liability company (the “Company”), gogo Finance co. inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the Guarantors (as defined below) and each of the purchasers identified on Schedule I hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Issuers previously issued $905,000,000 aggregate principal amount of 9.875% senior secured notes due 2024 (the “Initial Notes”) on April 25, 2019, pursuant to the indenture, dated as of April 25, 2019 (the “Base Indenture”), among the Issuers, each of the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”);

WHEREAS, the Issuers issued $20,000,000 aggregate principal amount of additional 9.875% senior secured notes due 2024 (the “2019 Tack-on Notes” and, together with the Initial Notes, the “Existing Notes”) on May 7, 2019, pursuant to the Base Indenture, as supplemented by the first supplemental indenture, dated as of May 3, 2019 (the “First Supplemental Indenture”), among the Issuers, each of the guarantors party thereto and the Trustee, which was further supplemented by the second supplemental indenture, dated as of March 6, 2020 (the “Second Supplemental Indenture”), among the Issuers, each of the guarantors party thereto and the Trustee, and the third supplemental indenture, dated as of July 31, 2020 (the “Third Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Existing Indenture”), among the Issuers, the Guarantors and the Trustee;

WHEREAS, on and subject to the terms and conditions set forth in this Agreement, the Issuers desire to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Issuers, $50,000,000 aggregate principal amount of 9.875% Senior Secured Notes due 2024 of the Issuers (the “Notes”);

WHEREAS, the Notes will be issued pursuant to the Existing Indenture, as supplemented by a fourth supplemental indenture (the “Fourth Supplemental Indenture,” and together with the Existing Indenture, the “Indenture”), to be entered into among the Issuers, the Guarantors and the Trustee, in the form set forth in Schedule II hereto, upon receipt of consents from holders of a majority of the outstanding Existing Notes (other than Existing Notes held by the Issuers or affiliates of the Issuers) (the “Consents”);

WHEREAS, the payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by (i) the entities listed on the signature pages hereof as “Guarantors,”

including Gogo Inc., a Delaware corporation (“Gogo”), and (ii) any subsidiary of Gogo formed or acquired after the Closing that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees,” and together with the Notes, the “Securities”); and

WHEREAS, the Securities will be secured by first-priority liens (subject to certain exceptions and Permitted Liens (as defined in the Indenture)) on (i) substantially all of the assets of the Issuers and the Guarantors, (ii) the capital stock of the Issuers and all of Gogo’s other restricted subsidiaries (other than excluded foreign restricted subsidiary voting stock) (collectively, the “Collateral”), in each case as documented by (1) a collateral agreement (as amended or supplemented, the “Collateral Agreement”) and a collateral agency agreement (the “Collateral Agency Agreement”), each dated as of April 25, 2019, (2) other instruments evidencing or creating a security interest, each in favor of the Collateral Agent, for its benefit and the benefit of the Trustee and the holders of the Notes and (3) a reaffirmation agreement, to be dated as of the Closing, substantially in the form of Exhibit 1 to Exhibit A to the Collateral Agency Agreement, to be entered into by the Issuers and the Guarantors, pursuant to which each Issuer and Guarantor will have consented to the designation of the Notes as Priority Lien Debt (as defined in the Collateral Agency Agreement), confirmed its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the each of the Priority Lien Documents (as defined in the Collateral Agency Agreement) to which it is party, and agreed that, notwithstanding the designation of the Notes or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Priority Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and the Notes shall be entitled to all of the benefits of such Priority Lien Documents (the “Reaffirmation Agreement” and, collectively with the documents described in clauses (i) and (ii) above, the “Security Documents”). On the Closing, the Issuers and the Collateral Agent will enter into an Additional Secured Debt Designation (as such term is defined in the Collateral Agency Agreement) substantially in the form of Exhibit A to the Collateral Agency Agreement (together with the Notes, the Security Documents and the Indenture, the “Transaction Documents”).

NOW, THEREFORE, in consideration of the mutual promises and of the mutual covenants, representations, warranties and obligations hereinafter set forth, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE

1.1The Purchase.  At the Closing (as defined below), subject to the terms and conditions hereof, and in reliance on the representations and warranties of the respective parties contained herein, each Purchaser shall purchase from the Issuers, and the Issuers shall issue and sell to each Purchaser, the principal amount of Notes set forth on Schedule I hereto opposite each Purchaser’s name at the purchase price of 103.50% of the principal amount thereof (the “Purchase Price”).  The Purchasers’ obligations hereunder are several and not joint obligations, and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

1.2The Closing.  The closing of the sale and purchase of the Notes shall take place at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, at a date and time to be mutually agreed upon by all parties hereto (the “Closing”). If at the Closing, the Issuers shall fail to tender such Notes to any Purchaser as provided below in this Article I, or any of the conditions specified in Article IV shall not have been fulfilled, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Article IV not having been fulfilled or such failure by the Issuers to tender such Notes.

1.3Actions at the Closing.  At the Closing, the following actions shall occur:

(a)Each Purchaser shall pay the aggregate Purchase Price for the Notes it is purchasing as set forth on Schedule I to the account of the Company by wire transfer of immediately available funds pursuant to instructions provided to such Purchaser by the Company no later than the Closing.

(b)The Issuers shall deliver, or cause to be delivered, to each Purchaser, against payment of the Purchase Price by such Purchaser, the Notes to be purchased by such Purchaser in book-entry form through The Depository Trust Company.

(c)The Issuers and each Purchaser agree to take, or cause to be taken, all actions and to do or cause to be done all other things necessary, proper or advisable in order for such party to fulfill and perform their respective obligations in respect of this Agreement, to cause the conditions to its obligations set forth herein to be fulfilled and otherwise to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE II

REPRESENTATIONS & WARRANTIES OF THE ISSUERS AND THE GUARANTORS

Each Issuer and Guarantor, jointly and severally, hereby represents and warrants to each Purchaser as follows as of the date hereof and as of the Closing:

2.1Organization and Good Standing; Power and Authority.  Each Issuer and Guarantor has been duly incorporated or formed, as applicable, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has the corporate or limited liability company power, as applicable, and to enter into and perform its obligations under each of the Transaction Documents to which it is a party.

2.2Authorization of this Agreement.  The execution, delivery and performance of this Agreement, and the consummation by the Issuers and the Guarantors of the transactions contemplated hereby, including the sale and delivery by the Issuers of the Notes, have been duly authorized by all requisite actions on the part of the Issuers and the Guarantors.  The Issuers and the Guarantors have duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency (including all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

2.3No Conflict. The execution, delivery and performance by the Issuers and the Guarantors of this Agreement and the Transaction Documents, and the consummation by the Issuers and the Guarantors of the transactions contemplated thereby, including the sale and delivery by the Issuers and the Guarantors of the Notes and the Guarantees, as applicable, will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Issuers or the Guarantors or any of their respective properties or assets, (b) after giving operative effect to the amendments contained in the Fourth Supplemental Indenture, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any agreement binding upon the Issuers or the Guarantors, (c) violate the organizational and governing instruments applicable to the Issuers or the Guarantors or (d) result in the creation or imposition of any lien, charge or encumbrance on the Notes, except, in the case of clause (a), (b) or (d) above, for such violations, conflicts, breaches, defaults, liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Issuers or the Guarantors and their respective subsidiaries taken as a whole, or that would not affect the validity of the Notes or the Guarantees.

2.4Consents.  No permit, authorization, registration, consent or approval of or by, or any notification of or filing with any person (governmental or private) is required to be obtained or made by the Issuers or the Guarantors to the extent each is a party thereto in connection with the execution, delivery and performance by the Issuers or the Guarantors of this Agreement, the Transaction Documents or any documentation relating thereto or the consummation by the Issuers and the Guarantors of the transactions contemplated hereby or thereby, except (a) such as may be required under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the regulations promulgated thereunder or the securities or Blue Sky laws of the various states of the United States, (b) as may have been already obtained, (c) any filings, recordings, notices or other ministerial actions pursuant to any routine recordings, contractual or regulatory requirements applicable to the Issuers or the Guarantors and (d) the Consents.

2.5No Registration.  None of the Issuers, the Guarantors, or any affiliate or any person acting on their behalf, directly or indirectly, has made or will make any offer or sale of the Notes, or has solicited or will solicit offers to buy, or otherwise has negotiated or will negotiate in respect of, the Notes, under circumstances that would require the registration of the Securities under the Securities Act.  The Notes will be sold pursuant to an available exemption under the Securities Act.  Assuming the accuracy of the representations and warranties of the Purchasers contained in Article III and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Purchasers, to register the Securities under the Securities Act.

2.6Indenture and Securities.  At the Closing, the Issuers and the Guarantors will have all requisite corporate or other power and authority to execute, deliver and perform their respective obligations under the Indenture and the Securities. At the Closing, the Indenture and the Securities will have been duly and validly authorized by the Issuers and the Guarantors and when executed and delivered by the Issuers and the Guarantors (assuming the due authorization, execution and delivery by the Trustee), the Indenture and the Securities will constitute a valid and legally binding obligation of the Issuers and the Guarantors enforceable against the Issuers and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

2.7Security Documents. Each of (i) the Security Documents other than the Reaffirmation Agreement has been duly authorized, executed and delivered by the Issuers and/or each applicable Guarantor, as appropriate, and constitutes a valid and legally binding agreement of each Issuer and/or each applicable Guarantor, enforceable against the Issuers and/or each applicable Guarantor in accordance with its terms, subject to the

Enforceability Exceptions, and the liens created by such Security Documents continue to be valid and continuing security interests in the Collateral in favor of the Collateral Agent for the benefit of itself, the Trustee and the holders of the Notes and (ii) the Reaffirmation Agreement and the Additional Secured Debt Designation have been duly authorized by the Issuers and the Guarantors and, when executed and delivered by the Issuers and the Guarantors, will constitute valid and legally binding agreements of each Issuer and/or each applicable Guarantor in accordance with its terms, subject to the Enforceability Exceptions.

2.8Disclosure Documents.  Upon Gogo’s filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 (the “10-Q”), the Purchasers will not be in possession of any material non-public information with respect to Gogo and its subsidiaries.  The Securities are not being sold to the Purchasers on the basis of any material non-public information in possession of Gogo that has not been previously disclosed to the Purchasers.

2.9Fungibility.  At the Closing, the Notes will be issued under the same CUSIP number and other identifying numbers as the Existing Notes and will trade fungibly with Existing Notes.

2.10Ranking.  At the Closing, the Notes and the Guarantees will rank equal in right of payment and lien priority with the Existing Notes and the related guarantees, respectively.

ARTICLE III

REPRESENTATIONS & WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, hereby represents and warrants to the Issuers and the Guarantors as follows as of the date hereof and as of the Closing:

3.1Organization and Good Standing; Power and Authority.  Such Purchaser has been duly organized and validly exists in good standing under the laws of such Purchaser’s jurisdiction of organization or formation.  Such Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated by this Agreement.

3.2Authorization of this Agreement.  The execution, delivery and performance of this Agreement, and the consummation by such Purchaser of the transactions contemplated hereby, have been duly authorized by all requisite actions on the part of such Purchaser.  Such Purchaser has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

3.3No Conflict.  The execution, delivery and performance by such Purchaser of this Agreement, and the consummation by such Purchaser of the transactions contemplated hereby, do not and will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to such Purchaser or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any agreement of such Purchaser or (c) violate the organizational and governing instruments applicable to such Purchaser.

3.4Consents.  No permit, authorization, registration, consent or approval of or by, or any notification of or filing with any person (governmental or private) is required to be obtained or made by such Purchaser in connection with the execution, delivery and performance by such Purchaser of this Agreement or any documentation relating thereto or the consummation by such Purchaser of the transactions contemplated hereby or thereby.

3.5[Intentionally Omitted.]

3.6Evaluation of and Ability to Bear Risks.  Such Purchaser (a) is experienced, sophisticated and knowledgeable in business and financial matters and in the trading of securities, (b) is able to bear the business, financial and economic risks associated with the transactions contemplated by this Agreement and (c) understands the disadvantage that may result from selling the Notes without knowledge of any Confidential Information.  Such Purchaser, (a) by reason of its own business or financial experience or its own independent investigation, has the capability, and has information sufficient in order, (i) to make, and has so made, an informed decision on the merits and risks of entering into and consummating the transactions contemplated by this Agreement and (ii) to protect its own interests in connection with the transactions contemplated by this Agreement; (b) has had sufficient information and opportunity for satisfactory consultation, and has so consulted, with advisors, financial, legal or otherwise, of its choice with regard to the merits and risks of entering into and consummating the transactions contemplated by this Agreement; and (c) exclusively has relied on its own business or financial experience or its own independent investigation in determining to enter into and consummate the transactions contemplated by this Agreement.

3.7Non-reliance.  Except as set forth in this Agreement, such Purchaser has not relied upon any representation, warranty, covenant or agreement, concerning the transactions contemplated by this Agreement or the Notes, whether express or implied, of any kind or character, of the Issuers and the Guarantors or any of their respective affiliates, directors, officers, employees, agents and controlling persons.  In addition, such Purchaser has not relied on the Issuers or the Guarantors to act in any advisory or fiduciary capacity in connection with such Purchaser’s decision to enter into this Agreement or any of the transactions contemplated by this Agreement.

3.8[Intentionally Omitted].

3.9Purchase for Own Account.  Such Purchaser is purchasing the Notes for such Purchaser’s own account or for one or more separate accounts maintained by such Purchaser and not with a view to, or for sale in connection with, any distribution thereof in a transaction that would violate or cause a violation of the Securities Act or the securities laws of any state or any other applicable jurisdiction.  Such Purchaser has not been organized solely for the purpose of acquiring the Notes.

3.10Purchaser Status.  Such Purchaser is (a) an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act or (b) (i) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and (ii) is aware that the sale of the Notes is being made in reliance on an exemption from registration under the Securities Act.  Such Purchaser is aware that the Issuers and the Guarantors are relying upon the representations, warranties and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state securities laws.

3.11No Registration; Restricted Securities.  Such Purchaser understands and acknowledges that (a) the offer and sale of the Notes has not been and will not be registered under the Securities Act or with any securities regulatory authority of any state of the United States or in any other jurisdiction and (b) the Notes being acquired pursuant hereto are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Issuers and the Guarantors in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act, except in certain limited circumstances.  Such Purchaser is familiar with Rule 144 promulgated under the Securities Act and understands the resale limitations imposed thereby and by the Securities Act.

3.12Legends.  Such Purchaser understands and acknowledges that the Notes will bear one or more legends to the effect set forth below (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a)“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON

BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS OR ANY OF THEIR SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) THROUGH OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES, IN COMPLIANCE WITH RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”

(b)“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE

EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(c)Any legend required by the securities laws of any state to the extent such laws are applicable to the Notes represented by the certificate so legended.

ARTICLE IV

CONDITIONS

4.1Mutual Conditions to Obligations of the Purchasers and the Issuers.  The obligation of each Purchaser to purchase the Notes, and of the Issuers to deliver the Notes, on the Closing shall be subject to the fulfillment prior to the Closing of the following conditions:

(a)no temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other statute or law shall be in effect at the time of the Closing preventing the consummation of the transactions contemplated hereby, including the sale and delivery by the Issuers of the Notes;

(b)the Fourth Supplemental Indenture shall have been duly executed and delivered by each of the parties thereto; and

(c)this Agreement shall have been duly executed and delivered by each of the parties hereto.

4.2Conditions to Obligation of Purchasers.  The obligation of each Purchaser to purchase Notes on the Closing shall be subject to the fulfillment prior to or at the time of the Closing of the following conditions:

(a)each of the representations and warranties of the Issuers contained in this Agreement shall be true and correct as of the Closing as though made on the Closing;

(b)each of the Issuers in all material respects shall have performed, satisfied and complied with each of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the time of the Closing; and

(c)the Issuers shall have caused outside New York counsel to the Issuers and the Guarantors to deliver a legal opinion to the Purchasers (in customary form) as to the matters described in Sections 2.1 through 2.7 hereof.

4.3Conditions to Obligations of the Issuers.  The obligation of the Issuers to deliver the Notes to the Purchasers on the Closing shall be subject to the fulfillment prior to or at the time of the Closing of the following conditions:

(a)each of the representations and warranties of each of the Purchasers contained in this Agreement shall be true and correct as though made on the Closing;

(b)each of the Purchasers in all material respects shall have performed, satisfied and complied with each of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the time of the Closing; and

(c)each of the Purchasers shall have paid to the Company the Purchase Price, in accordance with Section 1.3 hereof.

ARTICLE V

TERMINATION

5.1Termination.  This Agreement may be terminated:

(a)automatically on the Closing without any further action by any party if any of the conditions set forth in Article IV applicable to its obligation to consummate the transactions contemplated by this Agreement (in the case of any Purchaser, on a several and not joint basis) have not been satisfied or waived by such Closing;

(b)by mutual written consent of each of the Purchasers, the Issuers and the Guarantors;

(c)by any of the Purchasers, the Issuers or the Guarantors if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or

(d)by any of the Purchasers (on the one hand) or the Issuers or the Guarantors (on the other hand) (i) if any representation or warranty of any other party set forth in this Agreement shall be untrue when made or (ii) upon a breach in any material respect of any covenant, representation, warranty or agreement of any other party set forth in this Agreement, in each case which would constitute a failure of the condition to the Closing (in each case, other than a breach that is caused primarily by the party asserting such breach).

5.2Drop-Dead Date.  This Agreement shall terminate automatically if the purchase and sale contemplated by this Agreement has not been consummated by 4:00 p.m., New York City time, on November 13, 2020.

5.3Effects of Termination.  In the event of termination of this Agreement pursuant to Section 5.1 hereof, this Agreement shall become void and have no effect, without any liability to any person in respect hereof, except for any liability resulting from such party’s breach of this Agreement, and the Company shall promptly return to each Purchaser any Purchase Price paid by such Purchaser.  The provisions of Article VI shall survive any termination hereof pursuant to Section 5.1 hereof.

ARTICLE VI

MISCELLANEOUS

6.1Notices.  All notices, requests, consents and other communications hereunder to any party shall be in writing (including electronic or facsimile transmission) and shall be delivered:

(i)if to any Issuer or Guarantor:

Gogo Intermediate Holdings LLC

111 N. Canal Street

Chicago, IL 60606

Attn:  General Counsel

with a copy to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attn: Matthew E. Kaplan

Fax:  (212) 521-7334
Telephone:  (212) 909-7334
e-mail:  mekaplan@debevoise.com

(ii)if to any Purchaser, to the address of such Purchaser specified on Schedule I hereto;

or such other address or facsimile number or e-mail address as any party may hereafter specify for the purpose by notice to the other party.  All such notices, requests, consents and other communications shall be deemed received on the date of receipt by the recipient.

6.1Confidentiality; Public Announcements.  Except as required by applicable securities or other laws or regulations or compulsory legal or regulatory process, the Issuers, the Guarantors and each of the Purchasers shall keep, and shall cause each of their respective affiliates and advisors to keep, the terms of this Agreement and the transactions contemplated hereby confidential, and shall not make, and shall cause their affiliates and advisors not to make, any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto.

6.2Amendments and Waivers.  This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the Issuers, the Guarantors and the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

6.3Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and the personal representatives and assigns of the parties hereto, whether so expressed or not.

6.4Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

6.5Governing Law and Submission to Jurisdiction.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.  With respect to any suit, action or proceeding against it arising out of or relating to this Agreement, each of the Purchasers, the Issuers and the Guarantors irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Courts in each case located in the Borough of Manhattan, City and State of New York.  In addition, each of the Purchasers, the Issuers the Guarantors irrevocably waives any objection which it may now or hereafter have to the laying of venue of such suit, action or proceeding brought in any such court and irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

6.6Survival.  All representations, warranties and covenants contained herein or made in writing by the Issuers, the Guarantors or any of the Purchasers in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the issuance of the Notes at the Closing.

6.7Counterparts.  This Agreement may be executed in any number of counterparts, which may be delivered by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.  All signatures need not appear on any one counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart thereof.

6.8Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  The parties shall, to the extent lawful and practicable, use their commercially reasonable efforts to enter into arrangements to reinstate the intended benefits, net of the intended burdens, of any such provision held invalid, illegal or unenforceable.

6.9Further Assurances.  Each party hereto agrees to execute and deliver to the other party such further instruments and to take such further actions as the other party may reasonably deem necessary to fully effectuate the intent and purposes of this Agreement.

6.10Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ISSUERS

Gogo Intermediate Holdings LLC

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo Finance Co. Inc.

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

GUARANTORS

Gogo Inc.

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

AC BidCo LLC

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo LLC

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo Business Aviation LLC

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo International Holdings LLC

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo Connectivity Ltd.

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo Air International GMBH

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Managing Director

Gogo Inflight Internet Canada Ltd.

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

Gogo ATG LLC

By:  /s/ Marguerite M. Elias
Name: Marguerite M. Elias
Title:   Executive Vice President,

General Counsel and Secretary

GOGO CA LICENSES LLC

By:  /s/ Marguerite M. Elias
Name:  Marguerite Elias
Title:    Executive Vice President,

  General Counsel and Secretary

This Agreement is hereby accepted and agreed to as of the date hereof.

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on behalf of the funds and accounts managed or advised by it or its affiliates and listed on Schedule I hereto, each as a Purchaser

By:   By:    /s/ Kristine M. Nishiyama
         Name:  Kristine M. Nishiyama
         Title:  Authorized Signatory

Westminster Debt VIII Aggregator LLC, as a Purchaser

By:   /s/ Marc G. Puglia
         Name: Marc G. Puglia
         Title: Authorized Signatory

Cardinal Fund L.P., By: HPS Investment Partners, LLC, as Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

Credit Value Master Fund V Subsidiary, Ltd., By: HPS Investment Partners, LLC, as its Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

Credit Value Ontario Fund V Subsidiary, L.P., By: HPS Investment Partners, LLC, as investment manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

Institutional Credit Fund Subsidiary, L.P., By: HPS Investment Partners, LLC, its Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

HPS Mauna Kea Fund, L.P., By: HPS Investment Partners, LLC, as investment manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

Florida Power & Light Company Qualified Decommissioning Trusts for Turkey Point and St. Lucie Nuclear Plants, By: HPS Investment Partners, LLC, as Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

Sandlapper Credit Fund, L.P., By: HPS Investment Partners, LLC, Its Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

Credit Value Master Fund VI, L.P., By: HPS Investment LLC, its Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director

ZALICO VL Series Account – 2, By: HPS Investment Partners, LLC, as Investment Manager, as a Purchaser

By:  /s/ Serge Adam
Name: Serge Adam
Title: Managing Director